DEFERRED INCOME WITH RESPECT TO SETTLEMENT AGREEMENT WITH ORANGE	12 Months Ended
Dec. 31, 2017
Disclosure of deferred income with respect to settlement agreement with orange [Abstract]
DEFERRED INCOME WITH RESPECT TO SETTLEMENT AGREEMENT WITH ORANGE
NOTE 18 – DEFERRED INCOME WITH RESPECT TO SETTLEMENT AGREEMENT WITH ORANGE

In June 2015, the Company announced that it had entered into a settlement agreement with Orange Brand Services Ltd ("Orange") which created a new framework for their relationship and provided both Partner and Orange the right to terminate the brand license agreement which had been in force since 1998. In accordance with the terms of the settlement agreement, the Company received advance payments in a total of €90 million during 2015; €40 million of which was received between the signing of the agreement and the completion of a market study to assess the Company’s position within the dynamics of the Israeli telecommunications services market; and €50 million of which was received in the fourth quarter of 2015, following the Company’s notice to Orange of its decision to terminate the brand license agreement.

As set forth in the settlement agreement, the advance payments were recognized and reconciled evenly on a quarterly basis over a period until the second quarter of 2017, against contingent marketing, sales, customer services and other expenses that were incurred over this period.  The income was recorded in the Company’s income statement under “Income with respect to settlement agreement with Orange". For 2015, 2016 and 2017, the Company recognized income with respect to the settlement agreement in an amount of NIS 61 million, NIS 217 million and NIS 108 million, respectively. Based on a legal opinion obtained by the Company, the advance payments are considered compensation payments and are therefore not subject to VAT charges.